UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

Spruce Power Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47000 Liberty Drive Wixom, MI	48393
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

2021 Annual Report Update for Change in Segment Reporting

Spruce Power Holding Corporation (previously XL Fleet Corp.) (the “Company”) is filing this Current Report on Form 8-K to update the financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”) to reflect the Company’s change in segment reporting. Prior to the first quarter of 2022, the Company had one operating segment. In the first quarter of 2022, the Company’s Chief Executive Officer, upon the completion of a strategic review that began upon his hiring in December 2021, restructured the Company into two distinct operating segments: (i) Drivetrain and (ii) XL Grid. The Drivetrain segment provides fleet electrification solutions for commercial vehicles in North America while the XL Grid segment provides energy efficiency and infrastructure solutions to commercial customers. The Company’s Drivetrain and XL Grid segment results and related disclosures were reflected in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022, as filed on May 10, 2022 (“First Quarter of 2022 Quarterly Report”). The change in segment reporting had no impact on the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations, or Consolidated Statements of Cash Flows and should not be read as a restatement of the financial statements in the 2021 Annual Report.

Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are updated: (i) Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (ii) Item 8: Financial Statements and Supplementary Data, both from the 2021 Annual Report, to reflect segment results and related disclosure of the Company’s Drivetrain and XL Grid segments. No attempt has been made to update matters in the 2021 Annual Report except to the extent expressly provided above.

There were no other events occurring subsequent to the filing of the 2021 Annual Report requiring adjustment to the financial statements or notes contained therein. For significant developments since the filing of the 2021 Annual Report, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and the Company’s other SEC filings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed herewith:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Updated Item 8: Financial Statements and Supplementary Data

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: December 14, 2022	By:	/s/ Donald Klein
	Name:	Donald Klein
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Updated Item 8: Financial Statements and Supplementary Data

104	Cover Page Interactive Data File

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